UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): February 7, 2005
                                                 -------------------------------


                            CARSUNLIMITED.COM, INC..
             (Exact name of registrant as specified in its charter)

       Nevada                       000-28195                    11-3535204
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 (State or other            (Commission File Number)          (IRS Employer
  jurisdiction of                                              Identification
   incorporation) No.)

444 Madison Avenue, 18th Floor, New York, New York          10022
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     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (212) 308-2233
                                                   -----------------------------




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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Carsunlimited.com, Inc. (the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      Effective February 7, 2005, the Registrant increased its number of authorized shares from fifty million shares to three hundred million shares of common stock and authorized for issuance one hundred million shares of preferred stock. The Board of Directors and a majority of the issued and outstanding shares of capital stock of the Registrant approved the increase in the authorized shares.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

3.1   Articles of Incorporation(1)
3.2   Certificate of Amendment to Articles of Incorporation

   (1) Filed with the Company's Amendment to Registration Statement on Form SB-2 filed on May 19, 2001 and incorporated by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CARSUNLIMITED.COM, INC.
                                           --------------------------------
                                                    (Registrant)

Date   February 14, 2005
       -------------------
                                       By: /s/ Daniel Myers
                                           --------------------------------
                                      Name Daniel Myers
                                           --------------------------------
                                    Title: Chief Executive Officer, President
                                           and Secretary
                                           ----------------------------------

EXHIBIT 3.2 Certificate of Amendment to Articles of Incorporation